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[FCIC LOGO]                                                      EXHIBIT 10.64
                       First Community Insurance Company
                  P.O. Box 33027 St. Petersburg, FL 33733-8027



                           FLOOD INSURANCE AGREEMENT

This agreement is entered into this 17th day of November, 1995, by and between First Community Insurance Company, 360 Central Avenue, St. Petersburg, Florida 33701 (hereinafter referred to as "Company") and Amica Mutual Insurance Company whose principal office is located at Lincoln Center Office Park, 10 Lincoln Center Boulevard, Lincoln, RI 02865 (hereinafter referred to as "Amica") mutually agree as follows:


I.   DUTIES OF AMICA

     A. To solicit and submit applications together with premiums due, for the Flood Insurance Policies as authorized under the National Flood Insurance Act, subject to the published authority of the Federal Emergency Management Agency/Federal Insurance Administration (FEMA/FIA)

     B. To obey and comply with all State Insurance Department regulations governing the territory in which Amica is authorized to solicit business.

     C. To comply with the underwriting guides, bulletins, manuals, and written instructions issued by the Company or the Federal Emergency Management Agency/Federal Insurance Administration (FEMA/FIA) regarding the solicitation and submission of flood insurance applications.

     D. To report all claims and claims related activity promptly to the Company.

II.  COMPENSATION

     A. The Company will compensate Amica for all acts performed under the Agreement in the amount of 15 percent on the annual premium per policy issued by the W.Y.O. Flood Insurance Carrier up to $2,000.00 and in the amount of 5 percent on the premium per policy in excess of $2,000.00. See Addendum.

     B. Amica shall refund promptly to the Company on business heretofore or hereafter written, compensation on cancelled policies and on reductions in premiums at the rate at which such compensation was originally paid.

     C. Compensation due under this Agreement is to be payable only during the continuance of this Agreement and under its terms, and while Amica is actively producing and servicing business, hereunder. Any provision of this Agreement providing for payment of compensation shall be subject to any indebtedness by Amica to the Company arising out of Flood insurance policy premium transactions. The Company shall have the right to withhold payments to offset any such indebtedness; provided, however, that any withholding of compensation shall be only to the extent necessary to liquidate such indebtedness.

III. LIMITATION OF AUTHORITY

     A. No provision of this Agreement shall be construed to create the relation of employer and employee between the Company and Amica, and Amica and the Company shall act as independent contractors and be free within the prescribed underwriting guidelines of the Company or the Federal Emergency Management Agency/Federal Insurance Administration (FEMA/FIA) in force at the time to exercise their own judgement as to whom they will solicit, and the time, place and manner, and the amount of such solicitation.

     B. Amica has no authority to extend time of payment of premiums, or to waive or extend any obligation or condition of the Standard Flood Insurance Policy, or incur any liability on behalf of the Company.
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     C.   Amica shall not participate in the settlement of claims, pay claims or commit the Company to the payment of claims.

IV.  GENERAL AGREEMENTS

     A. In the event of termination of this Agreement, Amica shall promptly account for all premiums and transactions covered by this agreement, whereupon the ownership of the flood insurance business produced under this Agreement is left in the possession of Amica. In the event Amica shall fail to render such an accounting within 90 days of the termination hereof, the flood insurance business provided under this Agreement shall become the property of the Company.

     B. It is mutually agreed that if either party deviates from the provisions of the Agrement, whether or not such deviation is protested by the other party or parties, such deviation shall not be held to have changed this Agreement, or the rights of the parties hereunder in any respect. No change in or modification to this Agreement shall be valid and binding unless reduced to writing and executed by both parties.

     C. This Agreement shall continue in full force and effect until terminated by either party giving to the other a written notice at least 90 days prior to the effective date of such termination; provided, however, either party may terminate this Agreement immediately with notice if the other party is guilty of any material violation of the terms hereof.

     D. Applications, advertising material and other material furnished by the Company are the property of the Company and will be returned to the Company upon termination of the Agreement.

     E. The Company, shall provide direct billed renewal premium notice to the designated payor of the flood insurance policy prior to the expiration date of the policy and shall provide Amica with either list notice or individual notice of the upcoming expiration of the policies serviced by Amica under this Agreement.

     F. Each party agrees to hold the other parties harmless and free of liability arising from any act or omission or responsibility of themselves under this Agreement.

     G. Amica shall allow the Company to audit all books and records relating to insurance written pursuant to this Agreement.

     H. This Agreement cannot be assigned to others without written agreement of the Company.

This Agreement constitutes the full agreement, oral or written, between the Company, and Amica, but shall be subject to such changes as may be provided in writing from time to time.

IN WITNESS WHEREOF, The Parties hereto have executed this Agreement.

                                      Amica:

Signed this 17th day
 of November, 1995                    By  /s/ Richard R. McLaughlin, Jr.
                                          ----------------------------------

                                      Title  Vice President
                                             -------------------------------

                                      Agency  Amica Mutual Insurance Company
                                              ------------------------------

                                      Agency No.  89-760
                                                  --------------------------

                                      First Community Insurance Company

Signed this 18 day
 of Oct., 1995                        By  /s/ Kathleen M. Batson
                                          ----------------------------------

                                      Title  Senior Vice President
                                             -------------------------------

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                                    ADDENDUM

     THIS ADDENDUM shall be attached to and form a part of the Flood Insurance Agreement between Amica Mutual Insurance Company and First Community Insurance Company dated of even date herewith.

     It is hereby agreed by both parties indicated above that the following changes will be made to the attached Flood Insurance Agreement:

     1)   Section II A is amended in part to read as follows:


          .    New Business        20%       Until December 31, 1999

          .    Rollovers           20%       Until December 31, 1999

          .    Renewals            20%       Until December 31, 1999

               First Community Insurance company shall have the discretion to adjust the commission compensation following the dates indicated above.

     2) First Community Insurance Company hereby agrees to appoint such agents of Amica Mutual Insurance Company as shall be necessary under the various state laws and regulations.

          This addendum is hereby agreed to and shall become effective upon the date of execution.


AMICA MUTUAL INSURANCE CO.              FIRST COMMUNITY INSURANCE CO.

/s/ Richard R. McLaughlin, Jr.          /s/ Kathleen M. Batson
------------------------------          -----------------------------
by:                                     by:


Vice President                          Senior Vice President
------------------------------          -----------------------------
Title:                                  Title:


11/17/95                                10/18/95
------------------------------          -----------------------------
Date:                                   Date:



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[FCIC LOGO]

                        FIRST COMMUNITY INSURANCE COMPANY

                     ADDENDUM TO FLOOD INSURANCE AGREEMENT


This Addendum to the Flood Insurance Agreement (hereinafter the "Agreement") dated Sept 27, 1996, between FIRST COMMUNITY INSURANCE COMPANY, (hereinafter the "General Agent") and AMICA MUTUAL INS COMPANY (hereinafter "Amica"), modifies and supplements the Agreement, and shall be attached to and form a part of the Agreement.

I.   DUTIES OF AMICA

     To solicit and submit proposals for EXCESS FLOOD INSURANCE, in addition to and distinct from the solicitation and submission of Flood Insurance Policies authorized under the National Flood Insurance Act. The solicitation and submission of Excess Flood Insurance shall be within the limits fixed by the General Agent and in accordance with the specific directions of the General Agent.

II.  COMPENSATION

     A. The General Agent will compensate Amica for all acts performed under this Addendum, per Excess Flood Insurance Policy issued by the Company, as specified in the following commission schedule:

          New Business   20%
          Renewals       20%

     B. Any provision of this Addendum, or of the Agreement, providing for payment of compensation shall be subject to any indebtedness by Amica to the General Agent arising out of Flood or Excess Flood Insurance policy premium transactions. The General Agent shall have the right to withhold payments to offset any such indebtedness; provided, however, that any withholding of compensation shall be only to the extent necessary to liquidate such indebtedness.

III. LIMITATION OF AUTHORITY

     Amica has no authority to extend time of payment of premiums, or to waive or extend any obligation or condition of the Excess Flood Insurance Policy, or incur any liability on behalf of the General Agent or the Excess Flood Insurance Carrier.

IV.  GENERAL AGREEMENTS

     A. The General Agent, through the Excess Flood Insurance Carrier, shall provide direct billed renewal premium notice to the designated payor of the Excess Flood Insurance policy prior to the expiration date of the policy and shall provide Amica with either list notice or individual notice of the upcoming expiration of the policies serviced by Amica under this Addendum.

     B. All provisions within the Agreement, not inconsistent with this Addendum, are applicable to any duty, compensation, limitation of authority or general agreement specified by this Addendum.

     This Addendum is hereby agreed to and shall become effective on the 27th day of September, 1996.

                                       AMICA
     Signed This 27 day of             By:  /s/ Richard R. McLaughlin Jr.
      September, 1996                       ----------------------------------

                                       Title:  Vice President
                                               -------------------------------

                                       Agency:  Amica Mutual Ins. Company
                                                ------------------------------

                                       Agency No.:  38-89760
                                                    --------------------------

                                       FIRST COMMUNITY INSURANCE COMPANY

     Signed This 30th day of           By:  /s/ Kelly K. King
      September, 1996                       ----------------------------------

                                       Title:  Vice President
                                               -------------------------------


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[BANKERS INSURANCE GROUP LOGO]

                           Bankers Underwriters, Inc.

                     ADDENDUM TO FLOOD INSURANCE AGREEMENT

This Addendum to the Flood Insurance Agreement (hereinafter the "Agreement") dated OCTOBER 1ST, 1997, between Bankers Underwriters, Inc., (hereinafter the "General Agent") and Amica Mutual Insurance Company (hereinafter "Amica"), modifies and supplements the Agreement, and shall be attached to and form a part of the Agreement.

I.   DUTIES OF AMICA

     To solicit and submit proposals for Excess Flood Insurance, in addition to and distinct from the solicitation and submission of Flood Insurance Policies authorized under the National Flood Insurance Act. The solicitation and submission of Excess Flood Insurance shall be within the limits fixed by the General Agent and in accordance with the specific directions of the General Agent.

II.  COMPENSATION

     A. The General Agent will compensate Amica for all acts performed under this Addendum, per Excess Flood Insurance Policy issued by the Company, as specified in the following commission schedule:

          New Business        20%
          Renewals            20%

     B. Any provision of this Addendum, or of the Agreement, providing for payment of compensation shall be subject to any indebtedness by Amica to the General Agent arising out of Flood or Excess Flood Insurance policy premium transactions. The General Agent shall have the right to withhold payments to offset any such indebtedness; provided, however, that any withholding of compensation shall be only to the extent necessary to liquidate such indebtedness.

III. LIMITATION OF AUTHORITY

     Amica has no authority to extend time of payment of premiums, or to waive or extend any obligation or condition of the Excess Flood Insurance Policy, or incur any liability on behalf of the General Agent or the Excess Flood Insurance Carrier.

IV.  GENERAL AGREEMENTS

     A. The General Agent, through the Excess Flood Insurance Carrier, shall provide direct billed renewal premium notice to the designated payor of the Excess Flood Insurance policy prior to the expiration date of the policy and shall provide Amica with either list notice or individual notice of the upcoming expiration of the policies serviced by Amica under this Addendum.

     B. All provisions within this Agreement, not inconsistent with this Addendum, are applicable to any duty, compensation, limitation of authority or general agreement specified by this Addendum.

     This Addendum is hereby agreed to and shall become effective on the 1ST day of OCTOBER 1997.


                                             AMICA
     Signed This 4th day of                  By: /s/ Richard R. McLaughlin Jr.
      December, 1997                             -----------------------------

                                             Title: Vice President
                                                    --------------------------

                                             Agency: Amica Mutual Ins. Company
                                                     -------------------------

                                             Agency No.: 38-89760
                                                         ---------------------

                                             BANKERS UNDERWRITERS, INC.

     Signed This 8th day of                  By: /s/ Kelly K. King
      December, 1997                             -----------------------------

                                             Title: Vice President
                                                    --------------------------